Exhibit 32.01

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of AllianceBernstein Holding L.P. (the “Company”) on Form 10-K for the period ending December 31, 2009 to be filed with the Securities and Exchange Commission on or about February 11, 2010 (the “Report”), I, Peter S. Kraus, Chief Executive Officer of the Company, certify, for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Exchange Act; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 11, 2010	/s/ Peter S. Kraus
Peter S. Kraus
Chief Executive Officer
AllianceBernstein Holding L.P.